UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2019
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
________________

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations.
On April 25, 2019, Oaktree Capital Group, LLC (the “Company” or “OCG”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. A copy of the press release is attached as Exhibit 99.1.
Beginning with the first quarter of 2019, the Company has determined that distributable earnings is the primary financial measure used by management to make operating decisions and assess the performance of our business. In connection with this determination, the definition of distributable earnings was modified to include the deduction for preferred unit distributions and exclude costs related to the Brookfield transaction. The Company has posted on its corporate website certain historical financial information relating to distributable earnings for prior periods. The updated financial information is accessible through the investor relations section of the Oaktree website at ir.oaktreecapital.com. A copy of the updated financial information is attached as Exhibit 99.2.
The information in this Item 2.02 and the attached press release and historical financial information relating to distributable earnings is “furnished” but not “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Oaktree Capital Group, LLC, dated April 25, 2019.
99.2	Historical financial information relating to distributable earnings.
Important Additional Information and Where to Find It
In connection with the proposed merger, Brookfield will file with the SEC a registration statement on Form F-4 that will include the consent solicitation statement of OCG and a prospectus of Brookfield, as well as other relevant documents regarding the proposed transaction. A definitive consent solicitation statement/prospectus will also be sent to OCG’s unitholders. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
A free copy of the consent solicitation statement/prospectus, as well as other filings containing information about OCG and Brookfield, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from OCG by accessing OCG’s website at ir.oaktreecapital.com or from Brookfield by accessing Brookfield’s website at bam.Brookfield.com/reports-and-filings. Copies of the consent solicitation statement/prospectus can also be obtained, free of charge, by directing a request to Oaktree Investor Relations at Unitholders – Investor Relations, Oaktree Capital Management, L.P., 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071, by calling (213) 830-6483 or by sending an e-mail to investorrelations@oaktreecapital.com or to Brookfield Investor Relations by calling (416) 359-8647 or by sending an e-mail to enquiries@brookfield.com.
OCG and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from OCG unitholders in respect of the transaction described in the consent solicitation statement/prospectus. Information regarding OCG’s directors and executive officers is contained in OCG’s Annual Report on Form 10-K for the year ended December 31, 2018, which is filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent solicitation statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
Forward-Looking Statements and Information
This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which reflect the current views of OCG, with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements and information by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on OCG’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Such forward-looking statements and information are subject to risks and uncertainties and assumptions relating to OCG’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.
In addition to factors previously disclosed in Brookfield’s and OCG’s reports filed with securities regulators in Canada and the United States and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements and information or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Brookfield and OCG to terminate the definitive merger agreement between Brookfield and OCG; the outcome of any legal proceedings that may be instituted against Brookfield, OCG or their respective unitholders, shareholders or directors; the ability to obtain regulatory approvals and meet other closing conditions to the merger, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated or that are material and adverse to Brookfield’s or OCG’s business; a delay in closing the merger; the ability to obtain approval by OCG’s unitholders on the expected terms and schedule; business disruptions from the proposed merger that will harm Brookfield’s or OCG’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; certain restrictions during the pendency of the merger that may impact Brookfield’s or OCG’s ability to pursue certain business opportunities or strategic transactions; the ability of Brookfield or OCG to retain and hire key personnel; uncertainty as to the long-term value of the Class A shares of Brookfield following the merger; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which Brookfield and OCG operate; changes in OCG’s or Brookfield’s anticipated revenue and income, which are inherently volatile; changes in the value of OCG’s or Brookfield’s investments; the pace of OCG’s or Brookfield’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of OCG’s existing funds; the amount and timing of distributions on OCG’s preferred units and Class A units; changes in OCG’s operating or other expenses; the degree to which OCG or Brookfield encounters competition; and general political, economic and market conditions.
Any forward-looking statements and information speak only as of the date of this Current Report or as of the date they were made, and except as required by law, neither Brookfield nor OCG undertakes any obligation to update forward-looking statements and information. For a more detailed discussion of these factors, also see the information under the caption “Business Environment and Risks” in Brookfield’s most recent report on Form 40-F for the year ended December 31, 2018, and under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in OCG’s most recent report on Form 10-K for the year ended December 31, 2018, and in each case any material updates to these factors contained in any of Brookfield’s or OCG’s future filings.
As for the forward-looking statements and information that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements and information.
This Current Report and its contents do not constitute and should not be construed as (a) a recommendation to buy, (b) an offer to buy or solicitation of an offer to buy, (c) an offer to sell or (d) advice in relation to, any securities of OCG or securities of any Oaktree investment fund.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2019	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
Name: Daniel D. Levin
Title: Chief Financial Officer

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